As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06628

The Yacktman Funds, Inc.
(Exact name of registrant as specified in charter)

6300 Bridgeport Parkway
Building One, Suite 320
Austin, TX 78730
(Address of principal executive offices) (Zip code)

Donald A. Yacktman
c/o Yacktman Asset Management Co.
6300 Bridgeport Parkway
Building One, Suite 320
Austin, TX 78730
(Name and address of agent for service)

512-767-6700
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.

This report is submitted for the general information of shareholders of The Yacktman Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Funds, which contains more information concerning the Funds’ investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

The Yacktman Funds, Inc.
MESSAGE TO SHAREHOLDERS

Dear Fellow Shareholder:

Since the stock market peak of March 31, 2000, $10,000 invested in
The Yacktman Fund and The Yacktman Focused Fund would equal
$27,694 and $26,471, respectively, while the same amount invested in the S&P 500® Index would equal $10,572. We achieved these results through our characteristic risk-averse methods. Patient, long-term investing yields handsome rewards.

Average Annual Returns	The Yacktman Fund	S&P 500®
One Year (01/01/06 - 12/31/06)	15.95%	15.80%
Five Years (01/01/01 - 12/31/06)	13.27%	6.19%
Ten Years (01/01/97 - 12/31/06)	9.60%	8.42%

The chart assumes an initial gross investment of $10,000 made on 12/31/96.

The chart assumes an initial gross investment of $10,000 made on 5/1/97 (inception).

* The S&P 500® is an unmanaged but commonly used measure of common stock total return performance.

Returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The above past performance is not predictive of future results. The investment return and principal value of the Funds will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Rolling Ten Year Returns

	The Yacktman Fund	S&P 500® Index
	Ten Year	Ten Year
Time Period	Annualized Returns	Annualized Returns
1992-2002	9.57%	9.34%
1993-2003	13.52%	11.07%
1994-2004	13.63%	12.07%
1995-2005	10.51%	9.07%
1996-2006	9.60%	8.42%

In the year ended December 31, 2006, stocks rallied sharply, and The Yacktman Fund and Focused Fund increased 15.95% and 16.13%, respectively. Many of our core holdings performed exceptionally well.

The Yacktman Funds, Inc.

In 2006, we were able to find a number of new securities to add to the portfolio, and many of our core positions performed exceptionally well. Henkel, Liberty Media, Kraft, Unilever, Coca-Cola, and Lancaster Colony were all up more than 20% each last year. While some of these businesses executed well, a good deal of the strong returns were from the stocks performing well in a market that was rising.

Coca-Cola shares rallied strongly in 2006, though they remain far below their all-time high reached in 1998. We are encouraged by many of the steps the new management team has taken and believe the business will continue to benefit from a continued increase in the standard of living around the globe.

Towards the end of the year, Liberty Capital entered into a favorable transaction with News Corporation to swap its 18% ownership stake in NWS stock for 39% ownership of Direct TV, three regional sports television networks, and cash. This transaction was highly favorable to Liberty as they received a small premium to the value of the News Corporation shares, and at the same time significantly reduced a potential tax liability.

Microsoft was a big purchase in 2006 when the shares declined on fears of product delays and cost increases. By year end, the stock had rallied well above its lows.

AmeriCredit was a disappointing performer last year as the stock declined a bit less than 2%. We believe the stock is inexpensive at less than ten times this years earnings. In 2006, AmeriCredit acquired two auto finance companies which focus on better credit quality customers. We like these deals as they give the company the ability to write auto loans across the entire credit spectrum and not just focus on sub prime.

We believe the quality of the businesses we own is the highest since the firm’s beginning in 1992. Some of the greatest franchises in the world, such as Coca-Cola, Pepsi, Wrigley, Microsoft and Wal-Mart are now significant positions.

We are optimistic about 2007 because we were able to make several substantial additions to the portfolio in 2006. Most major professional sports have a “Hall of Fame” to celebrate the greatest participants in their field. If there were a similar kind of recognition for all-time best businesses, many of our largest purchases last year would be first-ballot inductees. Among these would be Microsoft, AIG, Wrigley, Home Depot, eBay and Pepsi. Below is a table showing the broad number of categories which these new purchases would represent in our “Business Hall of Fame.”

Business Category	Company

Software	Microsoft
Insurance	AIG
Chewing Gum	Wrigley
Home Improvement Retailing	Home Depot
Internet Auction/Commerce	eBay
Snack Chips/Beverages	Pepsi

For a good investor, identifying a great business is not particularly difficult. What is more challenging is being patient enough to wait for a price that will deliver a strong risk adjusted return. As attractive as the businesses listed in the chart above are, had we owned a portfolio of them for the better part of this decade, the results would not have been acceptable. By acquiring these positions recently at far better prices, we feel good about their potential going forward.

We would be more than happy to own less than “Hall of Fame” caliber companies if we expected to provide a good return at an acceptable level of risk. Back in 2002, our portfolio looked more like a “Hall of Shame” with large positions in Tyco, Qwest Debt, EDS, and other companies which seemed to be on the front page of the newspaper with some new scandal. However, the fears in the marketplace seemed overblown, and the valuations on these securities got so out of line that the returns for the “uncertainty” were generous.

We generally invest with a minimum 3-5 year time horizon, which allows us to focus on what is really important. Does the business have a competitive advantage, and is it strengthening or weakening? Do the normalized operating results provide a sufficient risk adjusted return at the current price level? What is the quality of the balance sheet? Will management reinvest intelligently or squander or take your money, or make prudent capital allocation decisions?These are some of the many questions we ask ourselves as we analyze a business and its financials.

The Yacktman Funds, Inc.

All-Time Dow Jones High

Recently, there has been a lot of press as the Dow Jones Industrial Average reached a new all-time high and the S&P 500 reached levels not seen in many years. Unfortunately since the beginning of 2000, investors in an S&P 500 index fund would have been better served keeping their money in a savings account.

We are pleased that your investment in the Yacktman Funds did far better than either the S&P 500 index fund or a savings account. It seems ironic that the same people who were throwing “all time high” parties years ago brought out the hats, balloons, and noisemakers again, perhaps to feel better about the years of poor returns or because they already had the supplies in the attic from 2000.

Looking Forward

We are pleased to have delivered strong results in 2006 and are optimistic about the portfolio going forward. In addition, 2006 was satisfying in terms of the number and quality of the new positions we were able to purchase, as well as the results delivered by many of our long standing holdings. There is plenty of value in our portfolios even though the market has reached new highs; we are still finding attractive new opportunities to analyze. As always, our team will continue to diligently seek new portfolio additions, work hard to manage the current holdings, and do our best to deliver strong results.

Sincerely,

The Yacktman Team

EXPENSE EXAMPLE
For the Six Months Ended December 31, 2006 (Unaudited)

As a shareholder of the Yacktman Funds (the “Funds”), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses
The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Yacktman Funds, Inc.

EXPENSE EXAMPLE (Cont'd.)
For the Six Months Ended December 31, 2006 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

	THE YACKTMAN FUND
			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	7/1/06-
	7/1/06	12/31/06	12/31/06[1]

Actual	$1,000.00	$1,116.90	$5.12

Hypothetical
(5% return
before expenses)	1,000.00	1,020.37	4.89

	THE YACKTMAN FOCUSED FUND
			Expenses
	Beginning	Ending	paid during
	account	account	period
	value	value	7/1/06-
	7/1/06	12/31/06	12/31/06[1]

Actual	$1,000.00	$1,115.80	$6.67

Hypothetical
(5% return
before expenses)	1,000.00	1,018.90	6.36

1  Expenses are equal to the Funds’ annualized expense ratios (0.96% for The Yacktman Fund and 1.25% for The Yacktman Focused Fund), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Yacktman Fund

TOP TEN EQUITY HOLDINGS (Unaudited)
December 31, 2006

Percentage of
Net Assets

Coca-Cola Co.	9.2%
Microsoft Corp.	5.7
Lancaster Colony Corp.	4.5
AmeriCredit Corp.	3.5
Liberty Media Holding Corp., Interactive Series A	3.3
Kraft Foods, Inc.	3.1
PepsiCo, Inc.	3.1
Liberty Media Holding Corp., Capital Series A	3.0
Pfizer, Inc.	2.8
Henkel KGaA	2.6
Total	40.8%

FUND DIVERSIFICATION (Unaudited)
December 31, 2006

The Yacktman Fund

EQUITY PURCHASES & SALES (Unaudited)
For the Six Months Ended December 31, 2006

	Net Shares	Current
NEW PURCHASES	Purchased	Shares Held

American International Group, Inc.
A provider of a variety of insurance
and insurance-related services in the
United States and overseas. The
company writes property & casualty
and life insurance, as well as provides
financial services.	90,000	90,000

eBay, Inc.
A person-to-person trading community
on the Internet. It is a fully automated,
topically arranged 24-hour service on
which sellers can list items for sale and
buyers can bid on the items.	149,000	149,000

Furniture Brands International, Inc.
A manufacturer and distributor of
residential furniture. It markets its
products under the Broyhill, Lane and
Thomasville brand names.	71,100	71,100

Home Depot, Inc.
A retail store that sells building materials
and home improvement products. It
operates in North and South America.	50,000	50,000

Quanta Capital Holdings Limited
A Bermuda holding company formed to
provide specialty insurance, reinsurance,
risk assessment and risk consulting
products and services on a global basis.	900,000	900,000

	Net Shares	Current
PURCHASES	Purchased	Shares Held

AmeriCredit Corp.	70,000	600,000

PepsiCo, Inc.	119,500	209,500

Viacom, Inc., Class B	70,000	160,000

Wm. Wrigley Jr. Co.	19,000	159,000

	Net Shares	Current
SALES	Sold	Shares Held

Bristol Myers Squibb Co.	80,000	150,000

CBS Corp., Class B	90,000	—

Electronic Data Systems Corp.	150,000	—

Federal National Mortgage Association	30,000	70,000

Henkel KGaA	20,000	85,879

Kraft Foods, Inc.	285,000	375,000

Lancaster Colony Corp.	47,942	442,058

Pfizer, Inc.	80,000	470,000

Trizec Properties, Inc.	60,000	—

Unilever N.V.	190,000	200,000

The Yacktman Fund

PORTFOLIO OF INVESTMENTS
December 31, 2006

	Number
	of Shares	Value

COMMON STOCKS - 73.51%

Banks - 1.69%
U.S. Bancorp	150,000	$5,428,500
Washington Mutual, Inc. (a)	40,000	1,819,600
		7,248,100
Beverages - 13.54%
Anheuser-Busch Cos., Inc.	110,000	5,412,000
Coca-Cola Co. (a)	820,000	39,565,000
PepsiCo, Inc.	209,500	13,104,225
		58,081,225
Commercial Services & Supplies - 0.97%
H&R Block, Inc. (a)	180,000	4,147,200

Diversified Financials - 6.23%
AmeriCredit Corp. (a)(b)	600,000	15,102,000
Federal Home Loan Mortgage Corp.	110,000	7,469,000
Federal National Mortgage Association	70,000	4,157,300
		26,728,300
Food Products - 11.40%
Cadbury Schweppes plc - ADR	180,000	7,727,400
Kraft Foods, Inc. (a)	375,000	13,387,500
Lancaster Colony Corp.	442,058	19,587,590
Wm. Wrigley Jr. Co.	159,000	8,223,480
		48,925,970
Household Durables - 0.27%
Furniture Brands International, Inc. (a)	71,100	1,153,953

Household Products - 6.65%
Clorox Co. (a)	110,000	7,056,500
Colgate-Palmolive Co.	75,000	4,893,000
Henkel KGaA - ADR	85,879	11,120,618
Unilever NV - ADR	200,000	5,450,000
		28,520,118
Industrial Conglomerates - 2.48%
Tyco International Ltd.	350,000	10,640,000

	Number
	of Shares	Value

Insurance - 3.64%
American International Group, Inc. (a)	90,000	$6,449,400
Marsh & McLennan Cos., Inc. (a)	80,000	2,452,800
MBIA, Inc.	40,000	2,922,400
MGIC Investment Corp. (a)	30,000	1,876,200
Quanta Capital Holdings Limited (b)	900,000	1,935,000
		15,635,800
Internet Retail - 1.05%
eBay, Inc. (a)(b)	149,000	4,480,430

IT Services - 0.95%
First Data Corp.	160,000	4,083,200

Media - 10.11%
Discovery Holding Co., Class A (a)(b)	260,000	4,183,400
Interpublic Group of Cos., Inc. (a)(b)	481,155	5,889,337
Liberty Media Holding Corp.,
Capital Series A (a)(b)	130,000	12,737,400
Liberty Media Holding Corp.,
Interactive Series A (b)	650,000	14,020,500
Viacom, Inc., Class B (a)(b)	160,000	6,564,800
		43,395,437
Pharmaceuticals - 5.76%
Bristol-Myers Squibb Co.	150,000	3,948,000
Johnson & Johnson	130,000	8,582,600
Pfizer, Inc.	470,000	12,173,000
		24,703,600
Software - 5.69%
Microsoft Corp.	818,000	24,425,480

Specialty Retail - 2.08%
Home Depot, Inc. (a)	50,000	2,008,000
Wal-Mart Stores, Inc.	150,000	6,927,000
		8,935,000
Tobacco - 1.00%
Altria Group, Inc.	50,000	4,291,000

Total Common Stocks
(Cost $221,269,914)		315,394,813

The Yacktman Fund

PORTFOLIO OF INVESTMENTS (Cont'd.)
December 31, 2006

	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 43.34%
Commercial Paper - 26.38%
Abbey National plc,
5.17%, 01/03/2007	$19,538,000	$19,532,388
American General Finance Corp.,
5.15%, 01/03/2007	19,538,000	19,532,410
Chesham Finance, Ltd.,
5.15%, 01/02/2007	17,532,000	17,529,492
General Electric Capital Corp.,
5.10%, 01/03/2007	19,538,000	19,532,464
Rabobank Financial Corp.,
5.15%, 01/02/2007	17,532,000	17,529,492
Toyota Motor Credit Corp.,
5.15%, 01/03/2007	19,538,000	19,532,410
Total Commercial Paper		113,188,656

Demand Note - 0.26%
U.S. Bancorp, 5.07%	1,112,445	1,112,445

Other Short-Term Investment - 16.70%
Securities Lending Investment Account		71,655,321
Total Short-Term Investments
(cost $185,956,422)		185,956,422

Total Investments - 116.85%
(cost $407,226,336)		501,351,235

Liabilities in Excess of Other Assets - (0.15)%		(624,198)
Less Liabilities for Collateral
on Securities Loaned - (16.70)%		(71,655,321)
Total Net Assets - 100.00%		$429,071,716

Percentages are stated as a percent of net assets.
ADR    American Depository Receipt
(a)      All or a portion of the security has been committed for securities lending (See Note 5)
(b)      Non-income producing

See notes to financial statements

The Yacktman Focused Fund

TOP TEN EQUITY HOLDINGS (Unaudited)
December 31, 2006

Percentage of
Net Assets

Coca-Cola Co.	12.0%
Microsoft Corp.	6.3
Lancaster Colony Corp.	4.9
AmeriCredit Corp.	4.9
PepsiCo, Inc.	4.2
Liberty Media Holding Corp., Interactive Series A	3.6
Henkel KGaA	3.6
Liberty Media Holding Corp., Capital Series A	3.6
Kraft Foods, Inc.	3.6
Tyco International	3.0
Total	49.7%

FUND DIVERSIFICATION (Unaudited)
December 31, 2006

The Yacktman Focused Fund

EQUITY PURCHASES & SALES (Unaudited)
For the Six Months Ended December 31, 2006

	Net Shares	Current
PURCHASES	Purchased	Shares Held

American International Group, Inc.	18,000	18,000

Coca-Cola Co.	40,000	225,000

eBay, Inc.	30,000	30,000

First Data Corp.	80,000	80,000

Furniture Brands International, Inc.	15,000	15,000

Home Depot, Inc.	19,000	19,000

PepsiCo, Inc.	60,000	60,000

Quanta Capital Holdings Limited	227,500	227,500

Wm. Wrigley Jr. Co.	15,000	40,000

	Net Shares	Current
SALES	Sold	Shares Held

AmeriCredit Corp.	5,000	175,000

Bristol Myers Squibb Co.	55,000	—

Kraft Foods, Inc.	55,000	90,000

Liberty Media Holding Corp.,
Interactive Series A	17,500	150,000

Pfizer, Inc.	10,000	90,000

Unilever N.V.	45,000	30,000

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS
December 31, 2006

	Number of
	Shares	Value

COMMON STOCKS - 77.13%
Beverages - 16.14%
Coca-Cola Co.	225,000	$10,856,250
PepsiCo, Inc.	60,000	3,753,000
		14,609,250
Commercial Services & Supplies - 1.78%
H&R Block, Inc. (a)	70,000	1,612,800
Diversified Financials - 7.64%
AmeriCredit Corp. (a)(b)	175,000	4,404,750
Federal Home Loan Mortgage Corp.	37,000	2,512,300
		6,917,050
Food Products - 10.73%
Kraft Foods, Inc.	90,000	3,213,000
Lancaster Colony Corp.	100,000	4,431,000
Wm. Wrigley Jr. Co.	40,000	2,068,800
		9,712,800
Household Durables - 0.27%
Furniture Brands International, Inc. (a)	15,000	243,450
Household Products - 8.05%
Clorox Co. (a)	30,000	1,924,500
Colgate-Palmolive Co.	20,000	1,304,800
Henkel KGaA - ADR	25,000	3,237,293
Unilever NV - ADR	30,000	817,500
		7,284,093
Industrial Conglomerates - 3.02%
Tyco International Ltd.	90,000	2,736,000
Insurance - 1.96%
American International Group, Inc. (a)	18,000	1,289,880
Quanta Capital Holdings Limited (b)	227,500	489,125
		1,779,005
Internet Retail - 1.00%
eBay, Inc. (b)	30,000	902,100
IT Services - 2.25%
First Data Corp.	80,000	2,041,600
Media - 11.00%
Discovery Holding Co., Class A (a)(b)	67,000	1,078,030
Interpublic Group of Cos, Inc. (a)(b)	193,100	2,363,544

The Yacktman Focused Fund

PORTFOLIO OF INVESTMENTS (Cont'd.)
December 31, 2006

	Number of
	Shares	Value

Media - 11.00% (cont.)
Liberty Media Holding Corp.,
Capital Series A (a)(b)	33,500	$3,282,330
Liberty Media Holding Corp.,
Interactive Series A (b)	150,000	3,235,500
		9,959,404
Pharmaceuticals - 4.40%
Johnson & Johnson	25,000	1,650,500
Pfizer, Inc.	90,000	2,331,000
		3,981,500
Software - 6.26%
Microsoft Corp.	190,000	5,673,400

Specialty Retail - 2.63%
Home Depot, Inc. (a)	19,000	763,040
Wal-Mart Stores, Inc.	35,000	1,616,300
		2,379,340
Total Common Stocks
(Cost $51,537,145)		69,831,792

	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 41.04%
Commercial Paper - 21.60%
Abbey National plc
5.17%, 01/03/2007	$3,372,000	3,371,031
American General Finance Corp.
5.15%, 01/03/2007	3,372,000	3,371,035
Chesham Finance, Ltd.
5.15%, 01/02/2007	3,037,000	3,036,565
General Electric Capital Corp.
5.10%, 01/03/2007	3,372,000	3,371,045
Rabobank Financial Corp.
5.15%, 01/02/2007	3,037,000	3,036,566
Toyota Motor Credit Corp.
5.15%, 01/03/2007	3,372,000	3,371,035
Total Commercial Paper		19,557,277

Demand Note - 1.03%
U.S. Bancorp, 5.07%	930,378	930,378

Value

Other Short-Term Investment - 18.41%

Securities Lending Investment Account	16,668,059
Total Short-Term Investments
(cost $37,155,714)	37,155,714
Total Investments - 118.17%
(Cost $88,692,859)	106,987,506
Other Assets in Excess of Liabilities - 0.24%	214,770
Less Liabilities for Collateral
on Securities Loaned - (18.41)%	(16,668,059)
Total Net Assets - 100.00%	$ 90,534,217

SCHEDULE OF OPTIONS WRITTEN
December 31, 2006

	Contracts	Value

CALL OPTIONS
ebay, Inc.
Expiration: April 2007,
Exercise, Price: $32.50	300	$52,500
Total Options Written
(premiums received $107,997)		$52,500

Percentages are stated as a percent of net assets.
ADR    American Depository Receipt
(a)      All or a portion of the security has been committed for securities lending
           (See Note 5)
(b)     Non-income producing

See notes to financial statements.

The Yacktman Focused Fund

STATEMENTS OF ASSETS & LIABILITIES
December 31, 2006

	The Yacktman	The Yacktman
	Fund	Focused Fund

ASSETS
Investments, at market value
(cost $407,226,336 and
$88,692,859 respectively)	$501,351,235	$106,987,506
Receivable for fund shares sold	2,194,388	597,291
Dividends and interest receivable	389,328	75,683
Prepaid expenses	28,840	11,528
Total Assets	503,963,791	107,672,008
LIABILITIES:
Options written at value
(premiums received
$0, $107,997 respectively)	—	52,500
Collateral for securities loaned	71,655,321	16,668,059
Payable for fund shares redeemed	2,847,421	302,715
Accrued investment advisory fees	236,967	64,104
Other accrued expenses	152,366	50,413
Total Liabilities	74,892,075	17,137,791
NET ASSETS	$429,071,716	$90,534,217
NET ASSETS CONSIST OF:
Capital stock	$334,955,572	$72,444,031
Undistributed net
investment income	—	411
Undistributed accumulated
net realized loss	(8,755)	(260,369)
Net unrealized appreciation
on investments	94,124,899	18,294,647
Written Options	—	55,497
Total Net Assets	$429,071,716	$90,534,217
CAPITAL STOCK, $0.0001 par value
Authorized	500,000,000	500,000,000
Issued and Outstanding	27,180,984	5,659,573
NET ASSET VALUE,
REDEMPTION PRICE, AND
OFFERING PRICE PER SHARE	$15.79	$16.00

See notes to financial statements

STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2006

	The Yacktman	The Yacktman
	Fund	Focused Fund

INVESTMENT INCOME:
Dividend income	$6,024,195(1)	$1,111,013(2)
Interest income	5,176,529	980,942
Securities lending income, net
(See Note 5)	66,784	15,022
Total investment income	11,267,508	2,106,977

EXPENSES:
Investment advisory fees	2,564,940	796,658
Shareholder servicing fees	644,808	119,513
Administration and accounting fees	213,382	50,000
Custody fees	78,928	25,629
Federal and state registration fees	60,511	25,172
Professional fees	61,815	35,203
Reports to shareholders	86,374	9,643
Directors fees and expenses	26,565	3,044
Miscellaneous costs	68,194	15,083
Total expenses before
reimbursements	3,805,517	1,079,945
Expense reimbursements
(See Note 4)	—	(84,113)
Net Expenses	3,805,517	995,832

NET INVESTMENT INCOME	7,461,991	1,111,145

REALIZED AND
UNREALIZED GAIN:
Net realized gain on investments	23,665,748	6,099,164
Change in unrealized
appreciation on investments	27,783,515	4,979,772
Net realized and unrealized
gain on investments	51,449,263	11,078,936

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$58,911,254	$12,190,081

(1)    Net of $118,718 in foreign withholding taxes
(2)    Net of $25,036 in foreign withholding taxes

 See notes to financial statements

The Yacktman Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
	The Yacktman Fund		The Yacktman Focused Fund

	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
OPERATIONS:
Net investment income	$7,461,991	$8,337,183	$1,111,145	$1,240,195
Net realized gain on investments	23,665,748	5,536,066	6,099,164	1,994,356
Change in unrealized appreciation (depreciation) on investments	27,783,515	(19,038,159)	4,979,772	(5,284,051)
Net increase (decrease) in net assets resulting from operations	58,911,254	(5,164,910)	12,190,081	(2,049,500)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	107,956,324	267,195,629	35,431,193	49,628,717
Proceeds from reinvestment of distributions	28,350,940	12,283,531	6,747,920	2,870,353
Redemption fees	8,603	68	2,745	89
	136,315,867	279,479,228	42,181,858	52,499,159
Payments for shares redeemed	(173,857,373)	(186,939,415)	(41,227,292)	(59,901,687)
Net increase (decrease)	(37,541,506)	92,539,813	954,566	(7,402,528)

DISTRIBUTIONS PAID FROM:
Net investment income	(7,580,239)	(8,211,462)	(1,121,617)	(1,216,086)
Net realized gains	(23,629,873)	(5,559,012)	(6,096,510)	(1,987,207)
Total distributions	(31,210,112)	(13,770,474)	(7,218,127)	(3,203,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,840,364)	73,604,429	5,926,520	(12,655,321)

NET ASSETS:
Beginning of period	438,912,080	365,307,651	84,607,697	97,263,018

End of period (including undistributed net investment income of $0, $82,256, $411 and $10,896, respectively)	$429,071,716	$438,912,080	$90,534,217	$84,607,697

TRANSACTIONS IN SHARES:
Shares sold	6,784,464	17,654,730	2,199,336	3,182,602
Issued in reinvestment of distributions	1,789,832	835,614	420,431	191,496
Shares redeemed	(11,309,919)	(12,380,546)	(2,617,408)	(3,860,169)
Net increase (decrease)	(2,735,623)	6,109,798	2,359	(486,071)

See notes to financial statements
22  &  23

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS

	The Yacktman Fund
	Year Ended December 31,
For a Fund share outstanding throughout each period	2006	2005	2004	2003	2002

Net asset value, beginning of period	$14.67	$15.34	$15.24	$12.33	$11.16

Income from investment operations:
Net investment income	0.30	0.28	0.12	0.23	0.13
Net realized and unrealized gain (loss) on investments	2.05	(0.48)	1.40	3.84	1.14
Total from investment operations	2.35	(0.20)	1.52	4.07	1.27

Less distributions:
From net investment income	(0.30)	(0.28)	(0.12)	(0.17)	(0.10)
From net realized gains	(0.93)	(0.19)	(1.30)	(0.99)	—
Total distributions	(1.23)	(0.47)	(1.42)	(1.16)	(0.10)

Net asset value, end of period	$15.79	$14.67	$15.34	$15.24	$12.33

Total Return	15.95%	(1.30)%	9.93%	33.03%	11.41%

Supplemental data and ratios:
Net assets, end of period (000s)	$429,072	$438,912	$365,308	$325,428	$421,292

Ratio of net expenses to average net assets	0.96%	0.92%	0.95%	0.94%	0.99%

Ratio of net investment income to average net assets	1.90%	1.86%	0.73%	1.25%	2.01%

Portfolio turnover rate	17.93%	8.64%	23.82%	40.01%	39.19%

See notes to financial statements
24  &  25

The Yacktman Funds, Inc.

FINANCIAL HIGHLIGHTS (cont'd.)

		The Yacktman Focused Fund
		Year Ended December 31
For a Fund share outstanding throughout each period	2006	2005	2004	2003	2002

Net asset value, beginning of period	$14.96	$15.83	$16.28	$12.48	$10.92

Income from investment operations
Net investment income	0.21	0.22	0.03	0.07	0.08
Net realized and unrealized gain (loss) on investments	2.20	(0.51)	1.59	3.90	1.56
Total from investment operations	2.41	(0.29)	1.62	3.97	1.64

Less distributions:
From net investment income	(0.21)	(0.22)	(0.03)	(0.07)	(0.08)
From net realized gains	(1.16)	(0.36)	(2.04)	(0.10)	—
Total distributions	(1.37)	(0.58)	(2.07)	(0.17)	(0.08)

Net asset value, end of period	$16.00	$14.96	$15.83	$16.28	$12.48

Total Return	16.13%	(1.83)%	9.96%	31.79%	14.99%

Supplemental data and ratios:
Net assets, end of period (000s)	$90,534	$84,608	$97,263	$127,355	$115,250

Ratio of expenses before expense reimbursements to average net assets (See Note 4)	1.36%	1.32%	1.33%	1.36%(1)	1.45%

Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.26%(2)	1.25%

Ratio of net investment income to average net assets	1.40%	1.30%	0.16%	0.51%	1.68%

Portfolio turnover rate	30.61%	5.62%	19.26%	71.38%	49.95%

(1) The ratio of expenses before expense reimbursements to average net assets, excluding interest expense, was 1.35%
(2) The ratio of expenses to average net assets, excluding interest expense, was 1.25%

See notes to financial statements
26  &  27

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS
December 31, 2006

1.	ORGANIZATION
The Yacktman Funds, Inc. (comprised of The Yacktman Fund and The Yacktman Focused Fund, hereafter referred to as the “Funds”) is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds consist of two investment portfolios: The Yacktman Fund is a diversified fund that commenced operations July 6, 1992 and The Yacktman Focused Fund is a non-diversified fund that commenced operations May 1, 1997. The objective of each of the Funds is to produce long-term capital appreciation with current income as a secondary objective. Yacktman Asset Management Co. is the Funds’ investment adviser (the “Adviser”).

2.	SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions during the reporting period. Actual results could differ from those estimates.

a) Investment Valuation - Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of the appropriate price whenever a furnished price is significantly different from the previous day's furnished price. Options written or purchased by The Yacktman Focused Fund are valued at the last sales price if such last sales price is between the current bid and asked prices. Otherwise, options are valued at the mean between the current bid and asked prices. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

b) Options - Premiums received by The Yacktman Focused Fund upon writing options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current value of the options are recorded in unrealized gains and losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying security during the period of the option, although any potential loss would be reduced by the amount of option premium received.

c) Federal Income Taxes - It is each Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

d) Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Additionally, the Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
December 31, 2006

Accordingly, at December 31, 2006, reclassifications were recorded to increase (decrease) undistributed net investment income by $35,842 and $(13), and increase (decrease) undistributed net realized gains (losses) by $(1,712) and $13 for The Yacktman Fund and The Yacktman Focused Fund, respectively. Accumulated paid-in-capital was increased (decreased) by $(34,130) for The Yacktman Fund.

e) Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to beremote.

f) Redemption Fee - Effective April 1, 2005, those who buy and sell the Funds within thirty calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the statement of changes in net assets.

g) Other - Investment transactions and shareholder transactions are accounted for on the trade date. Net realized gains and losses on securities are computed on the basis of specific security lot identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.	INVESTMENT TRANSACTIONS
For the year ended December 31, 2006, the aggregate purchases and sales of securities, excluding short-term securities, were $53,427,207 and $82,172,412 for The Yacktman Fund and $18,368,244 and $20,460,619 for The Yacktman Focused Fund, respectively. For the year ended December 31, 2006, there were no purchases or sales of U.S. Government securities for The Yacktman Fund and The Yacktman Focused Fund.

4.	OPTION CONTRACTS WRITTEN
The premium amount and number of option contracts written during the year ended December 31, 2006 in The Yacktman Focused Fund, were as follows:

	Amount of	Number of
	Premiums	Contracts

Outstanding at 12/31/05	—	—
Options written	$(107,997)	(300)
Options expired	—	—
Options closed	—	—
Outstanding at 12/31/06	$(107,997)	(300)

5.	INVESTMENT ADVISORY AGREEMENT
The Funds have agreements with the Adviser, with whom certain officers and directors of the Funds are affiliated, to furnish investment advisory services to the Funds. Under the terms of these agreements, The Yacktman Fund will pay the Adviser a monthly fee at the annual rate of 0.65% on the first $500,000,000 of average daily net assets, 0.60% on the next $500,000,000 of average daily net assets and 0.55% on average daily net assets in excess of $1,000,000,000, and The Yacktman Focused Fund will pay the Adviser a monthly fee at the annual rate of 1% of its average daily net assets. The Adviser has voluntarily agreed to reimburse The Yacktman Focused Fund for all expenses exceeding 1.25% of its average daily net assets (exclusive of interest, taxes, brokerage commissions and extraordinary expenses).

6.	SECURITIES LENDING
The Funds have entered into a securities lending arrangement with the custodian. Under the terms of the agreement, the custodian is authorized to loan securities on behalf of the Funds to approved brokers against the receipt of cash collateral at least equal to the value of the securities loaned. The cash collateral is invested by the custodian in a money market pooled account approved by the Adviser. Each Fund has an individual interest of cash collateral contributed, although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement provides that after predetermined rebates to the brokers, the income generated from lending transactions is allocated 60% to the Funds and 40% to the custodian. As of December 31, 2006, The Yacktman Fund had on loan securities valued at $69,123,940 and collateral of $71,655,321 and The Yacktman Focused Fund had on loan securities valued at $16,081,219 and collateral of $16,668,059.

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS(Cont'd.)
December 31, 2006

The cash collateral received by the Funds was pooled and at December 31, 2006, was invested in the following:

Security Type	Security Name	Value
Commercial Paper	Fenway Funding LLC	$1,998,802
Commercial Paper	Fenway Funding LLC	1,989,636
Commercial Paper	Jupiter Securities LLC	3,995,816
Commercial Paper	Mortgage Interest Networking Trust II	3,961,650
Commercial Paper	Rams Funding LLC	3,975,719
Commercial Paper	Thornburg Mortgage Capital LLC	3,981,607
Corporate Bond	Bayerische Landesbank	3,000,000
Corporate Note	Metlife Global	7,000,000
Corporate Note	Premium Asset Trust	6,000,000
Corporate Paydown Security	Leafs LLC	5,420,117
Repurchase Agreement	Credit Suisse First Boston	10,000,000
Repurchase Agreement	Credit Suisse First Boston	8,000,000
Repurchase Agreement	Credit Suisse First Boston	5,000,000
Repurchase Agreement	Morgan Stanley	24,000,000
Money Market Mutual Fund	AIM Short Term Liquid Asset Fund	20
Cash		13

		Maturity	Maturity
Security Type	Security Name	Rate	Date
Commercial Paper	Fenway Funding LLC	5.39%	01/02/07
Commercial Paper	Fenway Funding LLC	5.36%	01/05/07
Commercial Paper	Jupiter Securities LLC	5.39%	01/05/07
Commercial Paper	Mortgage Interest Networking Trust II	5.36%	02/16/07
Commercial Paper	Rams Funding LLC	5.36%	01/08/07
Commercial Paper	Thornburg Mortgage Capital LLC	5.36%	01/18/07
Corporate Bond	Bayerische Landesbank	5.40%	02/22/08
Corporate Note	Metlife Global	5.45%	04/28/08
Corporate Note	Premium Asset Trust	5.50%	06/01/07
Corporate Paydown Security	Leafs LLC	5.36%	04/20/07
Repurchase Agreement	Credit Suisse First Boston	5.36%	01/02/07
Repurchase Agreement	Credit Suisse First Boston	5.32%	01/02/07
Repurchase Agreement	Credit Suisse First Boston	5.32%	01/02/07
Repurchase Agreement	Morgan Stanley	5.36%	01/02/07
Money Market Mutual Fund	AIM Short Term Liquid Asset Fund

7.	LINE OF CREDIT
The Yacktman Fund and The Yacktman Focused Fund have established a line of credit (“LOC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments. The LOC will mature, unless renewed, on March 31, 2007; borrowing under the LOC is limited to the lesser of $15,000,000, 10% of the pre-borrowing net assets of the Fund, 10% of the market value of the assets of the Fund, or 10% of the sum of the fair market value of certain assets of the Fund. For The Yacktman Focused Fund, borrowing under the LOC is limited to the lesser of $15,000,000, 33 1/3% of the pre-borrowing net assets of the Fund, or 33 1/3% of the sum of the fair market value of certain assets of the Fund. During the year ended December 31, 2006, The Yacktman Fund and The Yacktman Focused Fund had no outstanding borrowings under the LOC and incurred no interest expense.

8.	TAX INFORMATION
The following information for the Funds is presented on an income tax basis as of December 31, 2006:

	The Yacktman	The Yacktman
	Fund	Focused Fund

Tax cost of investments	$407,235,091	$88,953,228
Gross unrealized appreciation	94,867,685	18,517,979
Gross unrealized depreciation	(751,541)	(428,204)
Net tax unrealized appreciation	$94,116,144	$18,089,775

As of December 31, 2006, the components of accumulated earnings were as follows:

	The Yacktman	The Yacktman
	Fund	Focused Fund

Undistributed ordinary income	$—	$411

Undistributed long-term capital gains	—	—

Accumulated earnings	—	411
Net unrealized appreciation on investments	94,116,144	18,089,775

Total accumulated earnings	$94,116,144	$18,090,186

The Yacktman Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Cont'd.)
December 31, 2006

The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 were as follows:

	The Yacktman	The Yacktman
	Fund	Focused Fund
2006
Ordinary income	$8,033,111	$1,121,630
Long-term capital gains	$23,177,001	$6,096,497

2005
Ordinary income	$9,235,326	$1,532,907
Long-term capital gains	$4,535,148	$1,670,386

9.	NEW ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. It is required as of the date of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2006, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the statement of operations for a fiscal period.

The Yacktman Funds, Inc.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE YACKTMAN FUNDS, INC.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Yacktman Fund and The Yacktman Focused Fund (constituting The Yacktman Funds, Inc., hereafter referred to as the “Funds”) at December 31, 2006, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
February 9, 2007

The Yacktman Funds, Inc.

ADDITIONAL INFORMATION (Unaudited)

For the year ended December 31, 2006, 76.30% and 99.66% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, qualify for the dividends received deduction available to corporate shareholders.

For the year ended December 31, 2006, 76.13% and 99.75% of the dividends paid from net investment income, including short-term capital gains, for The Yacktman Fund and The Yacktman Focused Fund, respectively, are designated as qualified dividend income.

The Funds hereby designate approximately, $23,177,001 and $6,096,497 as long-term capital gain distributions for The Yacktman Fund and The Yacktman Focused Fund, respectively, for the purposes of the dividends paid deduction.

The Yacktman Funds, Inc.

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 1-800-525-8258 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Web site of the Securities and Exchange Commission at http://www.sec.gov. Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ended June 30, 2005, is available without charge, upon request, by calling 1-800-525-8258 or by accessing the Web site of the Securities and Exchange Commission.

The Yacktman Funds, Inc.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds will file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q will be available on the Web site of the Securities and Exchange Commission at http://www.sec.gov.

The Yacktman Funds, Inc.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

Independent Directors
Name	Age	Address	Current position held with the Funds	Term of office and length of time served	Principal occupation during the past five years	Number of portfolios overseen within the Fund complex	Other directorships held outside the Fund complex
Bruce B. Bingham	58	c/o Yacktman Asset Management Co. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, TX 78730	Director	Indefinite, until successor elected 8 years	Mr. Bingham has been a partner in Hamilton Partners, a real estate development firm, for more than five years	2	None

Albert J. Malwitz	70	c/o Yacktman Asset Management Co. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, TX 78730	Director	Indefinite, until successor elected 8 years	Mr. Malwitz has been owner and chief executive officer of Arlington Fastener Co., a manufacturer and distributor of industrial fasteners, for more than five years	2	None

George J. Stevenson	67	c/o Yacktman Asset Management Co. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, TX 78730	Director	Indefinite, until successor elected 8 years	Mr. Stevenson has been President of Stevenson & Company, a registered business broker, and President of Healthmate Products Co., a fruit juice concentrate manufacturing company, for more than five years	2	None

Interested Director*
Donald A. Yacktman	65	c/o Yacktman Asset Management Co. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, TX 78730	Director President Treasurer	Indefinite, until successor elected 14 years	Mr. Yacktman has been President of Yacktman Asset Management Co. since April, 1992	2	None
Officer
Stephen Yacktman	36	c/o Yacktman Asset Management Co 6300 Bridgepoint Parkway Building One, Suite 320 Austin, TX 78730	Vice President Secretary	Indefinite, until successor elected 4 years	Mr. Yacktman has been Vice President of Yacktman Asset Management Co. for more than five years	N/A	None

Officer
Kent A. Arnett	65	c/o Yacktman Asset Management Co. 6300 Bridgepoint Parkway Building One, Suite 320 Austin, TX 78730	Vice President Chief Compliance Officer	Indefinite, until successor elected 2 years	Mr. Arnett has been Vice President and Chief Compliance Officer of Yacktman Asset Management Co. for 2 years, and Vice President of JPMorgan Chase Bank for more than five years	N/A	None

*The Interested Director serves as director and officer of The Yacktman Funds.

Additional information about the Funds’ directors is available in the Statement of Additional Information and is available, without charge, upon request, by calling 1-800-525-8258.

40  &  41

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$43,000	$40,700
Audit-Related Fees	$0	$0
Tax Fees	$7,650	$7,100
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Yacktman Funds, Inc.

By (Signature and Title)* /s/ Donald A. Yacktman
Donald A. Yacktman, President, Treasurer

Date  March 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Donald A. Yacktman_________________
Doanld A. Yacktman, President

Date March 5, 2007

By (Signature and Title)* __/s/ Donald A. Yacktman_________________
Donald A. Yacktman, Treasurer

Date March 5, 2007

* Print the name and title of each signing officer under his or her signature.